                                                                   EXHIBIT 10.3

PentaStar Communications, Inc. has applied for confidential treatment for portions of this Exhibit 10.3. An asterisk (*) indicates those portions that have been omitted pursuant to the request for confidential treatment. A complete copy of this Exhibit has been filed separately with the Securities and Exchange Commission.

                        STRATEGIC AGENT SALES AGREEMENT

         This Agreement is made by and between U S WEST Communications, Inc., a Colorado corporation (hereinafter "USWC") and ICM-Communications Integration, a WA corporation (hereinafter "Agent"). For the purposes of this Agreement, the address of USWC shall be:

         Suite 710
         421 SW Oak Street
         Portland, OR  97204

or as such, address is changed by notice to Agent.

The address of Agent shall be:

         4122 128th Ave., SE, Suite 300
         Bellevue, WA 98006

         For and in consideration of the mutual promises and covenants set forth hereinafter, the parties do mutually agree as follows:

I.       Term of Agreement

         The term of this Agreement shall commence on January 1, 1998 and shall continue in effect for a three (3) year period through December 31, 2000. In the event Agent and USWC execute the Agreement after January 1, 1998, the term shall be from the last date of execution until December 31, 2000.

II.      Appointment of Agent

         1. USWC hereby appoints Agent to exclusively sell U S WEST network products and other services as well as perform the responsibilities specified herein under the terms and conditions hereinafter contained.

         2. Agent shall perform the duties specified herein only in relation to data communications and telecommunication products and services (hereinafter "Services") covered by this Agreement and set forth in the attached, Appendix A incorporated herein by reference. As the condition of being a strategic Agent, Agent agrees to sell exclusively those USWC products listed in Appendix A as core products and provide customer coordination support relative only to such core products. USWC may, from time to time modify Appendix A by providing thirty (30) days written notice to Agent.

         3. Agent and affiliates (wholly or partially owned subsidiaries, branch division, other financially encumbered entities of the above agency) agree not to resell USWC local network products and services available in the wholesale tariffs. Agent and affiliates further agree not to sell network products and other services provided by resellers, facilities by-pass providers, or other competitive access providers of USWC network products. During the term of this Agreement and thereafter, USWC reserves the right, without obligation or liability to Agent, to market telecommunication services, whether through USWC's own representatives, other Agents, or by any other means. Agent further agrees that sales to itself and/or affiliates of USWC network facilities, products or other services, for other than demonstration purposes, are not compensable under this agreement.

         4. Agent hereby accepts such appointment and certifies that except as specifically provided for herein, it is capable of performing all of its obligations under this Agreement without assistance from or identification with USWC.

         5. Agent is authorized to perform the responsibilities covered by this Agreement only in the territory specified in attached, Appendix B incorporated herein by reference. Agent is not authorized to perform any responsibilities covered by this Agreement in any other territory unless Agent has first received USWC's written authorization to do so. USWC may, from time to time during the term of this Agreement, modify Appendix B by providing thirty (30) days written notice to Agent.

         6. It is expressly understood and agreed that the agency created herein is a limited agency and that Agent shall have only those rights and responsibilities specifically described in this Agreement. No agency rights or responsibility shall arise by operation of law.

         7. The parties hereto declare and agree: (a) that Agent will perform its obligations under this Agreement not as the employee or servant of USWC;
(b) that Agent has and hereby retains the right to exercise full control of and supervision over the performance of Agent's obligations and full control over the employment, direction, compensation and discharge of all its employees assisting in the performance of such obligations; (c) that Agent will be solely responsible for all matters relating to payment of such employees, including compliance with Social Security, withholding, and all other regulations governing such matters; and (d) that Agent shall be responsible for Agent's own acts and those of Agent's subordinates and employees during the performance of Agent's obligations under this Agreement.

         8. USWC reserves the right to deal directly with the customers in all matters involving installation, maintenance and billing of Services.

III.     Compensation

         Compensation for the services performed by Agent hereunder shall be as specified attached, Appendix C incorporated herein by reference. USWC reserves the right to make modifications to Appendix C by providing ninety (90) days written notice.

IV.      Agent Responsibility

         1. Agent shall use good faith efforts to market Services proactively to its customers. Said marketing shall be consistent with and subject to the terms and conditions set forth in applicable USWC rates and tariffs, which may from time to time be amended at the initiation of USWC or the appropriate regulatory commission, and as set forth in USWC policies for the sale of the Services hereunder. In the event the Services have been detariffed, are not subject to tariffs under state law, or are offered pursuant to tariffs that permit flexible pricing, Agent shall use USWC's current standard prices or Agent shall request a specific price for the customized Services. In the event Services are offered under contract, Agent shall offer such Services subject to the applicable terms and conditions contained in a contract supplied by USWC. In the event a bond is required, Agent agrees to post the bond and be responsible for the fees associated therewith. Agent may not offer any terms or conditions on USWC's behalf which conflict with relevant tariffs, prices, policies or contracts. Agent shall also market such services in a manner consistent with the standards for marketing of Services which USWC shall specify as necessary to protect trademarks or trade names used in connection with the Services and as provided in paragraph VIII hereof.

         2. At least thirty (30) days prior to each anniversary of this Agreement, Agent shall submit a revised business plan and forecast updating its business activities and sales projections in the same format as originally supplied. The annual business plan is required for continuance of this agreement through its term. The requirements for information to be included in this Business Plan are outlined in attached, Appendix D incorporated herein by reference.

         3. Agent has, prior to execution of this Agreement, accepted a minimum objective requirement as set forth in Appendix D. USWC and Agent must negotiate specific sales objectives by which Agent's sales performance will be measured for the calendar year. Such objectives agreed to by Agent and USWC shall be made a part of this Agreement as though fully set forth herein and shall be considered to constitute a material term hereof.

         4. Agent agrees to meet with USWC representatives at mutually agreed upon times (at least semiannually) to discuss its sales activities and performance in meeting the objectives outlined in the business plan. Such meetings shall include, as a minimum, providing present and projected customer contact information, sales to date and pending sales activities, problems that have arisen, recent projected training and marketing activities and results, and other projected sales activities for the following six months. In addition, Agent agrees to notify USWC promptly of any problems that might affect Agent's ability to meet agreed upon objectives and forecasts.

         5. Agent may sell other USWC services in addition to the services offered hereunder, provided Agent will not be compensated under the terms of this agreement for service not offered herein.

         6. Agent shall use commercially reasonable efforts at all times to give prompt, courteous, and efficient service to customers, shall be governed in all dealings with such customers by the highest standards of honesty, integrity, and fair dealing, including compliance with all applicable laws, ordinances, and regulations, and shall do nothing which would tend to discredit, dishonor, reflect adversely upon, or in any manner injure the reputation of USWC or the services covered by this Agreement and the quality image associated with said services and USWC. Agent shall be responsible for obtaining correct information from the customer regarding the customer's service requirements and, where requested by USWC, Agent shall obtain appropriate credit information as specified by USWC. Agent shall provide at a minimum technical support set forth in Appendix E incorporated herein by reference. Failure to do so may result in loss of compensation. USWC may, from time to time, modify Appendix E by providing Agent thirty (30) days written notice of any modification. Any action of USWC in providing Services under erroneous terms shall not be deemed a ratification of Agent's acts.

USWC may conduct periodic surveys with the customers to whom the Agent has sold services on USWC's behalf. If the survey reflects poor service on the part of the Agent, USWC will place Agent on a Service Plan for a period not to exceed 6 months. If Agent's service levels do not improve while on the Service Plan, this Agreement may be terminated immediately with a written notice.

         7. Agent may, at its own expense, provide materials and advertising to actively promote the Services covered by this Agreement. Said promotional materials and advertising will be done in accordance with all applicable laws and regulations, including those on false advertising and unfair competition and in accordance with Section VIII of this Agreement.

         8. As provided for in paragraph V hereof, USWC may from time to time provide free of charge promotional materials to Agent in reference to Services covered by this Agreement. In that event, Agent agrees to display and use the same appropriately.

         9. Except as provided in paragraph V hereof, Agent shall provide its personnel with all training necessary to maintain a staff of competent sales personnel conversant in the specifications, features, and advantages of Services. Such training of service personnel shall include instruction as to the proper use of, and restrictions on the use of, information provided by USWC. USWC may at its discretion provide periodic training sessions and assistance to Agent concerning Services at no charge.

         10. Agent shall initiate and actively pursue the training of its customers in the effective use of Services, and Agent agrees to conduct all end-user training, including provision to customer of instructional material furnished by USWC.

         11. Agent shall keep customers informed of available Services included in Appendix A.

         12. Agent shall promptly report all customer service complaints to appropriate USWC department, regarding USWC-provided Services.

         13. (a) Notwithstanding the provisions of the clause entitled "Indemnity," Agent shall obtain and maintain, during the terms of this Agreement, at its own cost and expense, all insurance and/or bonds required of Agent by law, including but not limited to:

                           (1) Worker's compensation insurance in the form and amount (including the Broad Form All States endorsement) prescribed by law of the state in which Agent is acting hereunder.

                           (2) Employers' liability insurance with limits of at least $100,000 for each occurrence.

                           (3) Comprehensive general liability insurance with a broad form endorsement which includes, but is not limited to, coverage for services liability, personal injury, broad form property damage, coverage for completed operations, and contractual liability, with respect to the liability assumed by Agent hereunder. Limits shall be not less than $1,000,000 combined single limit for each occurrence.

                           (4)      Comprehensive automobile liability
                                    insurance covering the use and maintenance of owned, not-owned, hired, and rented vehicles with limits of not less than $1,000,000 combined single limit coverage for each occurrence.

                  (b) Agent shall furnish a certificate or adequate proof of the foregoing insurance or proof of self-insurance. USWC shall allow Agent, upon provision of such adequate proof of self-insurance, to self-insure the insurance requirements contained in this clause.

                  (c) The certificate furnished by Agent shall contain a clause stating that USWC shall be notified in writing at least thirty (30) days prior to cancellation of, or any material change in, the policy.

V.       USWC Responsibilities

         USWC shall:

         1. Advertise the Services and provide promotional literature as USWC, at its discretion, deems appropriate.

         2. Provide, without charge, initial training for a mutually acceptable number of Agent's sales and service personnel on USWC products and procedures as defined within this Agreement.

         3. USWC shall install the Services ordered through Agent in accordance with the Service Ordering Procedure provided by Agent Marketing.

         4. USWC will provide such technical support as described in attached, Appendix E incorporated herein by reference. Amy system designs developed in USWC's performance of that support are deemed to be proprietary and to remain the property of USWC.

         5. Provided in paragraph IV, Agent will meet with USWC representatives regularly. At such meetings, USWC will provide Agent formal indication of performance within established objectives and contractual guidelines.

         6. USWC will identify and make available additional training on emerging technology.

VI.      Service Ordering Procedure

         1. USWC will be responsible for the installation and maintenance of Services sold by Agent pursuant to this Agreement, but shall have no responsibility for or liability in connection with any other non-USWC services or products sold by Agent.

VII.     Termination of Agreement

         1. In addition to other remedies provided for by law, either party may terminate this Agreement by written notice if the other party breaches any provision of this Agreement including but not limited to Agent's failure to meet the criteria established in Article IV, and does not remedy such breach within thirty (30) days after written notice thereof is given.

         2. Either party may terminate this Agreement in whole or in part by written notice in the event the other party: (a) makes (or is discovered to have made) any material false representations, reports, or claims in connection with the creation of this Agreement, or during the business relationship of the parties under this contract; (b) engages in fraud, criminal or negligent conduct in connection with the business relationship of the parties; or (c) becomes insolvent or involved in any liquidation or termination of business, adjudication as bankrupt, assignment for the benefit of creditors, invoking of the provisions of any law for the relief of debtors, or the filing against a party in any similar proceedings. USWC may also terminate this Agreement by written notice if there is any substantial change in the management or control of Agent's business.

         3. In the event Agent unfairly and inaccurately disparages USWC or USWC's Services, or makes any material misrepresentation to Agent's customers regarding USWC or USWC's Services, USWC may immediately terminate this agreement.

         4. Notwithstanding provisions contained elsewhere in this Agreement, if Agent fails in any manner to meet its objective as described in Paragraph IV-13 hereof, USWC may, at its sole discretion, in the absence of a mutually acceptable contingency plan to meet that objective, declare a material breach of this Agreement and immediately terminate this Agreement.

Termination of this Agreement under the provisions of this paragraph shall be USWC's sole remedy for failure of Agent to meet its objective.

         5. If Agent sells products and services which compete with USWC network products and services (defined as core products in Appendix A) during the term of this agreement, it will be grounds for immediate termination.

         6. Upon termination or non-renewal of this Agreement, Agent shall immediately:

                  (a) Cease holding itself out, in any other manner as a representative of the Services.

                  (b) Discontinue any and all use of Marks (as defined in Section VIII hereof) except to identify the Services, including but not limited to such use in advertising or business material of Agent;

                  (c) Return to USWC all technical manuals and other proprietary information described in Section IX hereof.

                  (d) Remove and return to USWC or obliterate, at USWC's request, any and all signs, stationery or other material supplied without charge by USWC.

                  (e) Notify and arrange for all publishers and others who may identify, list, or publish Agent's name as an Agent of USWC (including but not limited to publishers of telephone directories, yellow pages, and other business directories) to discontinue such listings.

                  (f) Complete all orders in process, including the transmittal of orders to USWC.

VIII.    Trade Names and Trademarks

         1. During the term of this Agreement, unless otherwise prohibited by USWC, pursuant to any applicable provision herein, Agent may refer to itself as USWC's "STRATEGIC AGENT" solely in conjunction with the sale of authorized Services to be sold by Agent hereunder and solely in Agent's territory. This Agreement authorizes Agent the right to use USWC Logo as outlined in the Graphic Guidelines as published by USWC from time to time.

         2. Notwithstanding the foregoing, in no case shall Agent refer to itself as a "STRATEGIC AGENT" or use any USWC Marks in advertising or other promotional material or activity without first obtaining, for each proposed use, USWC's prior express written permission, which approval shall not be unreasonably withheld or delayed. Agent shall, solely at Agent's expense and prior to use of any USWC Marks, make any and all changes, corrections or alterations to any such proposed material or activity which USWC, in its sole discretion, deems necessary or advisable. Nothing in this Agreement shall be construed as waiving Agent's obligation to obtain prior written permission before use of any USWC Marks. See attached, Appendix F incorporated herein by reference, for description of co-marketing and co-advertising funds.

         3. USWC shall have the right, at all reasonable times, to conduct during normal business hours an examination of the facilities and equipment of Agent utilized in selling or providing the Services offered by Agent hereunder in conjunction with any USWC Mark and to interview Agent's personnel to determine whether such sale and provision of Services by Agent comply with USWC standards of quality for the sale and provision of such Services. If at any time the sale and provision of such Services by Agent fail, in the sole opinion of USWC, to conform with the standards of quality of USWC, USWC may notify Agent. Upon such notification, Agent shall promptly cease to use any USWC Mark until the standards of quality have been met to the satisfaction of USWC and such satisfaction is evidenced in writing by USWC.

         4. Agent acknowledges the value of USWC Marks and the goodwill associated therewith and acknowledges that such goodwill is a property right belonging to USWC and that USWC is the owner of all trademark, service mark, trade name, and other rights in USWC Marks. Agent recognizes that nothing contained in this Agreement is intended as an assignment or grant to Agent of any right, title or interest in or to USWC Marks and that this Agreement does not confer any right or license to grant sublicenses or permission to third parties to use any USWC Mark and is not assignable. Agent will do nothing inconsistent with USWC's ownership of USWC Marks, and all rights, if any, that may be acquired by use of USWC Marks by Agent shall insure to the benefit of and be on behalf of USWC. Agent will not adopt, use (other than as authorized herein), register or seek to register any mark anywhere in the world which is identical to such USWC Marks or which is so similar thereto as to constitute a deceptive colorable imitation thereof or to suggest or imply some association, sponsorship, or endorsement by USWC. USWC makes no warranties regarding its ownership of any rights in or the validity of any USWC Mark.

         5. Agent agrees to notify USWC of any unauthorized use of USWC Marks by others promptly as it comes to Agent's attention. USWC shall have the sole right to engage in infringement or unfair competition proceedings involving USWC Marks.

         6. Upon termination of this Agreement, any permission or right to use USWC Marks granted hereunder shall cease to exist and Agent shall immediately cease any use of such marks and immediately cease referring to itself as a USWC-authorized Agent or authorized distributor. Agent shall also promptly return to USWC all materials in its possession or control displaying any USWC Marks or referring to Agent as a USWC-strategic Agent.

         7. Agent agrees to the use by USWC of Agent's "Marks" in any jointly or cooperatively sponsored advertisement or promotional material. Except as qualified herein, the same restrictions apply to USWC on the use of Agent's "Marks" as applied to Agent in the use of USWC's "Marks."

IX.      Confidential Information

         Agent may receive or have access to records and information, whether written or oral, which USWC considers to be confidential and proprietary, including technical information such as specifications, drawings, guidelines, models, and information which relates to USWC's present and future development of business activities. Such information shall be designated by USWC as confidential and/or proprietary, and Agent shall hold such confidential or proprietary information in trust and confidence for USWC, shall use it only for the purposes permitted hereunder, and shall deliver to USWC all such records and information, in written, electronic or graphic form, upon expiration or termination of this Agreement. Nothing in this paragraph shall be construed to limit the use of or dissemination by Agent of such information as is previously known to Agent or is publicly disclosed by USWC either prior or subsequent to Agent's receipt of such information from USWC.

X.       Indemnification

         1. Agent agrees to indemnify, hold harmless, and defend USWC from any and all claims, actions, damages, expenses, and other liabilities, or misrepresentation, including Agent making a commitment beyond that specified in the original written proposal which did not have prior USWC approval, including reasonable attorney's fees and costs of litigation, resulting from Agent's negligent acts, omissions, or misrepresentations regardless of the form of action. In no event shall USWC be liable for incidental, special, or consequential damages to anyone arising out of the Agreement.

         2. USWC agrees to indemnify, hold harmless, and defend Agent from any and all claims, actions, damages, expenses, and other liabilities, including reasonable attorney's fees and costs of litigation, resulting from USWC's negligent acts, omissions, or misrepresentations regardless of the form of action. In no event shall Agent be held liable for incidental, special, or consequential damages to anyone arising out of this Agreement.

         3. Each party agrees to cooperate fully with the other in the fulfillment of its respective obligations under this Section X, Indemnification.

XI.      General Provisions

         1. Agent may not assign this Agreement in whole or in part without the prior written consent of USWC. Any attempt to assign any of the rights, duties, or obligations of this Agreement without such consent shall be void and shall be considered by USWC to be grounds for immediate termination of this Agreement.

         2. Unless otherwise provided, this Agreement can be modified only by a written amendment duly signed by persons authorized to sign agreements on behalf of Agent and USWC and shall not be modified or supplemented by any course of dealing or trade usage or verbal commitment.

         3. All notices, requests, or other communications, other than orders placed with the designated interface, requests for custom pricing proposals/quotes, requests, regarding availability of facilities placed with the Agent Vendor Service Center (AVS) or requests for advertising approval, shall be deemed to have been duly given when delivered in person or when deposited in the United States Mail, postage prepaid and addressed as follows:

                  To Agent:




                  To USWC:   Vice President - B!S Marketing
                             U S WEST Communications, Inc.
                             Suite 710, 421 SW Oak Street
                             Portland, OR  97204

or as such addressee or address is changed by notice to the other party.

         4. Agent shall comply with all applicable federal, state and local laws and regulations which may be applicable to Agent as an employer of labor. Agent shall comply with all other applicable federal, state, county, and local laws, ordinances, regulations, and codes in the performance of this Agreement, including the procurement of permits, licenses, and certificates where needed, excluding those licensing and other requirements which are the obligation of USWC in reference to the services offered hereunder. Agent shall bear all costs associated with compliance with laws including but not limited to procurement of permits, licenses, and certificates. Agent further agrees to indemnify USWC for any loss, damage, liability, claim, or demand or any penalties, including costs, expenses, and reasonable attorney's fees assessed against USWC that may be sustained by reason of Agent's failure to comply.

         5. Unless exempt under the laws and rules and regulations of the Secretary of Labor or other proper authority, this Agreement is subject to applicable laws and executive orders relating to equal employment and non-discrimination in employment. The parties hereto shall not discriminate in their employment practices against any person by reason of race, religion, color, sex, age, sexual orientation or national origin, and agree to comply with the provisions of said laws and orders as well as all laws and orders relating to the employment of the handicapped, the employment of veterans, and the use of minority business enterprises to the extent any such laws and orders are applicable to the performance of work and furnishing of services, equipment, materials, or supplies hereunder. For this purpose, the provisions of such laws and orders and pertinent regulations issued hereunder as now in force or hereafter amended shall be deemed an integral part of this Agreement to the same extent as if written at length herein.

         6. Dispute Resolution

         6.1 Other than those claims over which a regulatory agency has exclusive jurisdiction, all claims, regardless of legal theory, whenever brought and whether between the parties or between one of the parties to this Agreement and the employees, Agents or affiliated businesses of the other party, shall be resolved by arbitration. A single arbitrator engaged in the practice of law and knowledgeable about telecommunications law shall conduct the arbitration in accordance with the then current rules of the American Arbitration Association ("AAA").

         6.2 All expedited procedures prescribed by the AAA shall apply. The arbitrator's decision shall be final and binding, and judgment may be entered in any court having jurisdiction thereof.

         6.3 Other than the determination of those claims over which a regulatory agency has exclusive jurisdiction, federal law (including the provisions of the Federal Arbitration Act, 9 U.S.C. Sections 1-16) shall govern and control with respect to any issue relating to the validity of this Agreement to arbitrate and the arbitrability of the claims.

         6.4 If any party files a judicial or administrative action asserting claims subject to arbitration, and another party successfully stays such action and/or compels arbitration of such claims, the party filing the action shall pay the other party's costs and expenses incurred in seeking such stay or compelling arbitration, including reasonable attorney's fees.

         7. Lawfulness. This Agreement and the parties' actions under this Agreement shall comply with all applicable federal, state, and local laws, rules, regulations, court orders, and governmental agency orders. If a court or a governmental agency with proper jurisdiction determines that this Agreement, or a provision of this Agreement, is unlawful, this Agreement, or the provision of this Agreement, shall terminate. If a provision of this Agreement is so terminated but the parties legally, commercially, and practicably can continue this Agreement without the terminated provision, the remainder of this Agreement shall continue in effect.

         8. Force Majeure. With the exception of payment of charges under this Agreement, a party shall be excused from performance if its performance is prevented by any acts or events beyond the party's reasonable control, including but not limited to: severe weather and storms; earthquakes or other natural occurrences; strikes or other labor unrest; power failures; computer failures; nuclear or other civil or military emergencies, or acts of legislative, judicial, executive, or administrative authorities.

         9. Severability. If any of the provisions of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not invalidate or render unenforceable the entire Agreement, but rather the entire Agreement shall be construed as if not containing the particular invalid or unenforceable provision or provisions, and the rights and obligations of each party shall be construed and enforced accordingly.

         10. Nonwaiver. The failure of either party to enforce strict performance of any provision of this Agreement shall not be construed as a waiver of its rights to assert or rely upon such provision or any other provision of this Agreement. For any waiver to be binding, it shall be made in writing and signed by both parties.

         11. All obligations and duties which by their nature extend beyond the expiration or termination of this Agreement shall survive and remain in effect beyond any expiration and termination.

         12. This Agreement is governed by the laws of the State of Colorado and venue and jurisdiction of any suits brought hereunder shall be in Colorado.

         13. This Agreement, together with the Appendices attached hereto, shall constitute the entire Agreement between the parties and supersedes any previous oral or written agreements relating to the subject matter hereof. Unless otherwise stated herein, any other communications whether oral or written, regarding the rights or obligations of either party under this Agreement, whether made prior or subsequent to the effective date of this Agreement, shall not be considered binding on either party unless such communication is reduced to writing and signed by both parties.

         14. Both parties represent they have read this Agreement, understand it and agree to be bound by all the terms and conditions stated herein.


By   /s/ Signature illegible               By  /s/ Signature illegible
     ------------------------------            -------------------------------
     Vice President USWC                       Authorized Representative

     U S WEST Communications, Inc.             ICM-Communications Integration
     ------------------------------            -------------------------------
     USWC                                      Agent

     1/29/98                                   2/13/98
     ------------------------------            -------------------------------
     Date                                      Date

                                                                      APPENDIX A

                            PRODUCT AND SERVICE LIST

                            CONTRACTUAL PRODUCTS                                                   CORE PRODUCTS
                            --------------------                                                   -------------
o        Advanced Intelligent Network Services (AIN)                                                      X
o        Analog Private Line                                                                              X
o        ATM                                                                                              X
o        Access2 (PCS)                                                                                    X
o        Business Voice Messaging Service (BVMS)                                                          X
o        Centrex Services                                                                                 X
o        Customized Call Management Services                                                              X
o        Customer Management Services (CMS)                                                               X
o        Central Office - Automatic Call Distribution (CO-ACD)                                            X
o        Command A Link (CAL)                                                                             X
o        Commercial Video                                                                                 X
o        Custom Calling Services                                                                          X
o        Digital Subscriber Line (xDSL)                                                                   X
o        DID                                                                                              X
o        Two Way DID                                                                                      X
o        Digipac                                                                                          X
o        Digital Data Service I (DDS I)                                                                   X
o        Digital Data Service II (DDS II)                                                                 X
o        Digital Signal Level 1 (DS1)                                                                     X
o        Digital Signal Level 3 (DS3)                                                                     X
o        Digital Special Access                                                                           X
o        Basic and Advanced Digital Switched Service                                                      X
o        Enhanced Fax Services                                                                            X
o        Frame Relay                                                                                      X
o        Frame Relay Reports                                                                              X
o        !NTERACT Internet Services                                                                       X
o        !NTERACT Internet Security Services                                                              X
o        !NTERACT Web Hosting Services                                                                    X
o        !NTERACT Web Development Services                                                                X
o        !NTERACT E-Commerce Services                                                                     X
o        ISDN                                                                                             X
o        ISDN Single Line Service                                                                         X
o        Market Expansion Line                                                                            X
o        Managed Data Services (MDS)                                                                      X



Printed: January 23, 1998                                                     13

PRODUCT AND SERVICE LIST (cont.)                                      APPENDIX A

                            CONTRACTUAL PRODUCTS                                                   CORE PRODUCTS
                            --------------------                                                   -------------
o        Network Application                                                                              X
o        Private Switch/Automatic Location Identification (PS/ALI)                                        X
o        Select Call Routing                                                                              X
o        Self Healing Alternate Route Protection (SHARP)                                                  X
o        Self Healing Alternate Route Protection Plus (SHARP Plus)                                        X
o        Self Healing Network Services (SHNS)                                                             X
o        Single Number Service (SNS)                                                                      X
o        SwitchNet 56 (SN56)                                                                              X
o        Transparent LAN Service (TLS)                                                                    X
o        Training Courses                                                                                 X
o        Two Way WATS                                                                                     X
o        WATS                                                                                             X
o        Universal Access Service (UAS)                                                                   X
o        800 Service                                                                                      X
o        800 ServiceLine                                                                                  X



Subject to availability, services listed above may not be available in all areas. Agent is authorized to offer listed services in the designated territory shown in Appendix B. This does not preclude Agent from selling other USWC services in accordance with provision IV, 3 of the Agreement or from participating in special projects identified by USWC. Compensation for a significant sale or sales will be considered on an individual case basis (see Sales and Efficiency Improvement Incentive, Appendix C, Page 21).


Printed: January 23, 1998                                                     14

                                                                      APPENDIX B

                                TERRITORY SERVED

                             Washington, Oregon and
                               E. Washington LATA








Printed: January 23, 1998                                                     15

                                                                      APPENDIX C

                          STRATEGIC AGENT COMPENSATION

COMPENSATION SCHEDULE

Compensation shall be earned by Agent in two installments hereinafter referred to as the "initial compensation" and the "remaining compensation". The specific compensation schedules are as follows:

         For sale of services to be installed within six (6) months after date of sale, initial compensation of thirty-five percent (35%) shall be earned as of the date of sale and receipt of sold account package. Remaining compensation of sixty-five (65%) shall be earned upon receipt and acknowledgment of an updated customer record.

         For sales of services to be installed within seven to twelve months after date of sale, initial compensation of fifteen percent (15%) shall be earned as of date of sale and receipt of a sold account package. Remaining compensation of eighty-five percent (85%) shall be earned upon receipt and acknowledgment of an updated customer record.

         For sale of services to be installed in more than twelve months after the date of sale, one hundred percent (100%) compensation shall be earned upon receipt and acknowledgment of an updated customer record.

         For month-to-month sales, one hundred percent (100%) compensation will be earned upon receipt and acknowledgment of an updated customer record.

All earned compensation shall be accrued during each calendar month and paid to Agent within the following month after the end (25th day) of the month in which the compensation is earned.

In all cases, remaining compensation amounts shall be paid based on the installation of service until USWC has upgraded its customer records systems. Once USWC's customer records systems upgrades are completed, remaining Agent compensation shall be paid in a similar payment schedule as prior to customer records systems upgrades. USWC shall provide thirty (30) days advance notice to Agent of any revisions to this Compensation Schedule.

If sale is canceled prior to installation all compensation paid shall be refunded to USWC within thirty (30) days of sale cancellation date, or at the discretion of USWC deducted from future compensation payments. If sale is canceled within one - six (1-6) months of installation U S WEST will collect seventy-five percent (75%) of compensation paid. If sale is canceled after seven
- twelve (7-12) months, U S WEST will collect fifty percent (50%) of compensation paid.


Printed: January 23, 1998                                                     16

                                                                      APPENDIX C

Compensation Terms

Compensation for Products and Services Sales will be paid as a percentage of the contract value. If a contract sale, compensation is based on the number of months of recurring revenue of the contract term. If a month-to-month sale, compensation is based on twelve (12) months recurring revenue value. Conditions listed with specific products may alter these terms. Special product exceptions are listed in Appendix C, Page 22.

Agents converting their own original month-to-month sale to a contract within twelve (12) months of installation will be compensation on a prorated netting formula. Prorated netting does not apply when a different sales entity was responsible for the original sale.

--------------------------------------------------------------------------------

EXAMPLE: Agent sells a product/service on a month-to-month payment plan and is compensated based on twelve (12) months' value. After three (3) months, the same Agent converts the sale from month-to-month to a three (3) year contract. The Agent will then receive compensation for a two (2) year contract value (pro rated netting, thirty-six (36) months minus twelve (12) months' value previously paid). After twelve (12) months, full contract value will be used (no prorating).

--------------------------------------------------------------------------------

Compensation for sales for shared tenant/reseller/community of interest applications will be paid only upon the prior written approval of USWC. Sales to U S WEST Companies will also be paid only upon the prior written approval of USWC. Furthermore, no compensation will be paid to Agent where, in the opinion of USWC, Agent is acting as a conduit for a previously negotiated sale between customer of record and USWC. Also, no compensation will be paid to Agent, where, in the opinion of USWC, Agent is acting as a conduit for a previously negotiated sale made by a party other than Agent or their bonafide employees. Agent will not receive compensation for USWC products and services sold to itself or affiliates.

Taxes (i.e., sales, use, excise, city franchise, etc.) will not be calculated in compensation payments to Agents.

For administrative purposes, no compensation drafts will be issued for less than $100.00. All references to payment/compensation are one-time payments unless otherwise stipulated.

All contracts compensated must have early termination liability. Contracts without early termination liability will be compensated on a month-to-month basis. Net "New Station Lines" is defined as New Contracted Stations less all removed station lines during contract period.

Sales Revenue will be credited once USWC has verified customer is accurately billed for contracted service. Credit for this revenue may be applied in a subsequent year against that year's objective.


Printed: January 23, 1998                                                     17

                                                                      APPENDIX C



On sales of contracted services, compensation will be paid on the gross contract value. This value is considered to be all recurring revenues for the life of the contract plus any prepayment of recurring revenues. Renegotiated contracts and contract conversions on specific products/services may be allowed from time-to-time. Compensation on these contracts will be paid on the "Net New Term", which is defined as the number of months' difference between the expiration date on the contract being renegotiated (old contract) and the renegotiated (new) contract expiration date. Contract value is established by the new recurring revenues multiplied by the Net New Term.

No compensations will be paid nor revenue credit allowed for:

         o         Nonrecurring Charges
         o         Access Revenues except for Digital Special Access and
                   Digital Switched Service Trunks
         o         Network Access Registers (NARs)
         o         Centrex Exchange Access
         o         Taxes
         o         Right-to-Use Fees
         o         Customer Access Line Charge (CALC) unless otherwise indicated
         o         Usage unless otherwise stipulated
         o Sales that transfer the billing from one party to another on existing service
         o         Sales to Residential Customers
         o         Sales to Strategic/House Accounts

For month-to-month services sold by Agent which are removed by the end-user within sixty (60) days of installation, USWC will retrieve from Agent a prorated amount of compensation paid.

Commission and Payment Structure by Product

                                                    NEW          EXTENSIONS/CONVERSIONS/
                   PRODUCT                         SALES                 RENEWALS                    NOTES
                   -------                         -----         -----------------------             -----
Advanced Intelligent Network
Services (AIN)                                      (*)%                   (*)%
Access 2 (PCS)                                  See pg. 29              See pg. 29           See page 29, Appendix C
Analog Private Line                                 (*)%                   (*)%              See page 25, Appendix C
ATM                                                 (*)%                   (*)%              See page 27, Appendix C
Business Voice Messaging Service
(BVMS)                                              (*)%                   (*)%              See page 28, Appendix C
Centrex Services                                See pg. 22              See pg. 22           See page 22, Appendix C
                                                                                             for details on Centrex 21,
                                                                                             Centrex Prime and general
                                                                                             Centrex services


Printed: January 23, 1998                                                     18

                                                                      APPENDIX C

                                                    NEW          EXTENSIONS/CONVERSIONS/
                   PRODUCT                         SALES                 RENEWALS                    NOTES
                   -------                         -----         -----------------------             -----
Customized Call Management
Services                                            (*)%                   (*)%
Customer Management Services
(CMS)                                               (*)%                   (*)%
Central Office - Automatic Call
Distribution (CO-ACD)                               (*)%                   (*)%              See page 22, Appendix C
Command A Link (CAL)                                (*)%                   (*)%
Commercial Video                                    (*)%                   (*)%              See page 27, Appendix C
Custom Calling Services                             (*)%                   (*)%
Digital Subscriber Line (xDSL)                      (*)%                   (*)%              See page 27, Appendix C
DID                                                 (*)%                   (*)%              See page 28, Appendix C
Two Way DID                                         (*)%                   (*)%              See page 28, Appendix C
Digipac                                             (*)%                   (*)%              See page 28, Appendix C
Digital Data Service I (DDS I)                      (*)%                   (*)%
Digital Data Service II (DDS II)                    (*)%                   (*)%              See page 24, Appendix C
Digital Signal Level I (DS1)                        (*)%                   (*)%
Digital Signal Level 3 (DS3)                        (*)%                   (*)%
Digital Special Access                              (*)%                   (*)%
Basic and Advanced Digital
Switched Service                                    (*)%                   (*)%              See page 29, Appendix C
Enhanced Fax Services                               (*)%                   (*)%              See page 30-31, Appendix C
Frame Relay                                         (*)%                   (*)%
Frame Relay Reports                                 (*)%                   (*)%
!NTERACT Internet Services                          (*)%                   (*)%              See page 25, Appendix C
!NTERACT Internet Security
Services                                            (*)%                   (*)%
!NTERACT Web Hosting Services                       (*)%                   (*)%
!NTERACT Web Development
Services                                            (*)%                   (*)%
!NTERACT E-Commerce Services                        (*)%                   (*)%
ISDN                                                (*)%                   (*)%              See page 23, Appendix C

Printed: January 23, 1998                                                     19

                                                                      APPENDIX C

                                                    NEW          EXTENSIONS/CONVERSIONS/
                   PRODUCT                         SALES                 RENEWALS                    NOTES
                   -------                         -----         -----------------------             -----
ISDN Single Line Service                            (*)%                   (*)%
Market Expansion Line                               (*)%                   (*)%
Managed Data Services (MDS)                         (*)%                   (*)%
Network Application                                 (*)%                   (*)%              See page 28, Appendix C
Private Switch/Automatic Location
Identification (PS/ALI)                             (*)%                   (*)%              See page 23, Appendix C
Select Call Routing                                 (*)%                   (*)%
Self Healing Alternate Route
Protection (SHARP)                                  (*)%                   (*)%
Self Healing Alternate Route
Protection Plus (SHARP Plus)                        (*)%                   (*)%
Self Healing Network Services
(SHNS)                                              (*)%                   (*)%
Single Number Service (SNS)                         (*)%                   (*)%
SwitchNet 56 (SN56)                                 (*)%                   (*)%
Transparent LAN Service (TLS)                       (*)%                   (*)%              See page 26, Appendix C
Training Courses                                    (*)%                   (*)%
Two Way WATS                                        (*)%                   (*)%              See page 25, Appendix C
WATS                                                (*)%                   (*)%
Universal Access Service (UAS)                      (*)%                   (*)%              See page 27, Appendix C
800 Service                                         (*)%                   (*)%
800 Service Line                                    (*)%                   (*)%              See page 30, Appendix C



Printed: January 23, 1998                                                     20

Performance Bonus Schedule

The following Performance Plan Bonuses will be paid when the listed cumulative revenue plateau is reached. Credits will be earned where an Agent reaches the respective revenue plateau(s) for compensated sales within a calendar year. Accumulated revenue credits which exceed $1M will repeat the Performance Bonus Schedule.*

                  Revenue                           Performance
                  Plateau                              Bonus
                  -------                           -----------
                    $(*)                                $(*)
                    $(*)                                $(*)
                    $(*)                                $(*)
                    $(*)                                $(*)

*Example:  Agent reaches $1.75M in cumulative revenue during the calendar year.

         Cumulative                Incremental                Cumulative Bonus
           Revenue                 Bonus Amount                    Amount
         ----------                ------------               ----------------
            $(*)                                                    $(*)
            $(*)                      $(*)                          $(*)
            $(*)                      $(*)                          $(*)
            $(*)                      $(*)                          $(*)

Strategic Incentives Plan

An incentive may be offered from time to time to promote strategic initiatives. These incentives will be in addition to the existing Strategic Agent terms and conditions, and may modify the terms and conditions, or may offer terms and conditions completely outside the Strategic Agent Agreement. The strategic initiatives will be offered by addendum to the Agreement and will target certain products, services, geographies, efficiency improvements and other program objectives to improve sales of USWC products. Thirty (30) day advance notification will be given prior to start of initiatives.

USWC will be the Final Authority in all matters relating to Strategic
Initiatives.

Sales and Efficiency Improvement Incentive

Agents are encouraged to identify sales opportunities for USWC's services in quantities or configurations beyond those listed in Appendix C. If it is determined by USWC that the revenues, profitability, terms and conditions of sale are substantially more beneficial to USWC sufficient to warrant individualized recognition, compensations may be negotiated on an individual case basis by the parties.


Printed: January 23, 1998                                                     21

                                                                      APPENDIX C

                  SPECIAL PRODUCTS DESCRIPTIONS AND EXCEPTIONS

A.       CENTRAL OFFICE SERVICE

         1.       Centrex Services

                  --------------------------------------------------------------

                  CONDITIONS:

                  Centron and Centrex Plus
                  o Compensation for these services: (*)% for new contracts, (*)% for renewals/extensions.
                  o Compensation for large system sales of 2000 stations or more will be negotiated on an Individual Case Basis. USWC will be the final authority in these negotiations, which negotiations must be finalized prior to the sale being closed.
                  o New stations added to an existing system will pay at the new sales rate for twelve (12) months recurring revenue value for month-to-month sales, or for the months remaining on an existing contract.

                  Centrex 21
                  o Compensation (*)% for new contracts with additional compensation as outlined below: New lines added to the customer's contract at the time of initial sale offers additional compensation. The total commission for sales will increase by the amount corresponding number of lines added.

No. of new lines                       Additional Compensation
----------------                       -----------------------
     1                                         (*)%
    2-3                                        (*)%
    4+                                         (*)%

                  o Centrex 21 contracts are compensable for minimum of 6 lines at each of the customer locations.
                  o 50% of compensation paid at install and 50% of compensation paid 3 months later.
                  o   Centrex Plus to Centrex 21 conversion paid on the basis of
                      "net new term" as described on page 18 of Appendix C.
                  o   (*)% compensation will be paid on lines added by customer
                      and not included on original service contract.


Printed: January 23, 1998                                                     22

                                                                      APPENDIX C

                  Centrex Prime

                  o    Compensation will be (*)% for new sales.
                  o    Additional NAR's are not compensable.

                  --------------------------------------------------------------

2.       Central Office - Automatic Call Distribution (CO-ACD)

         -----------------------------------------------------------------------

         CONDITION:

         o Month-to-month service is available only for customer ordering (*) or less positions.

3.       Custom Calling Services

4.       Market Expansion Line (MEL)

5.       Advanced Intelligent Network Services (AIN)

6.       Private Switch/Automatic Location Identification (PS/ALI)

         -----------------------------------------------------------------------

         CONDITIONS:

         o A PS/ALI contract cannot exceed the length of the contract term of the underlying months remaining of the E911 contract for the specific serving community.

Example: The customer wants to sign a 60 month contract, however, the communities E911 system is on a 48 month contract with 34 months remaining. The PS/ALI contract must be limited to 34 months.

                  --------------------------------------------------------------

Printed: January 23, 1998                                                     23

                                                                      APPENDIX C

B.       TRANSPORT SERVICES

         1.       Digital Data Service I (DDSI)

         2.       Integrated Services Digital Network (ISDN)

                  --------------------------------------------------------------

                  CONDITIONS:

                  o In states where contract terms are available no compensation will be paid, nor revenue credit allowed for (*) sales of Basic and Primary Rate ISDN.
                  o Single Line Service includes multi-call and Work at Home Applications.

         3.       Digital Data Service II (DDS II)

                  --------------------------------------------------------------

                  CONDITION:

                  o No compensation will be paid, nor revenue credit allowed for (*).

                  --------------------------------------------------------------

         4.       Digital Signal Level 1 (DS1) and Digital Signal Level 3 (DS3)

         5.       Self Healing Alternate Route Protection (Sharp and SharpPlus)

         6.       Self Healing Network Services (SHNS)


Printed: January 23, 1998                                                     24

                                                                      APPENDIX C

         7.       Digital Special Access

                  a.  Digital Data Service II (DDS II)
                  b.  Digital Signal Level 1 (DS1) and Digital Signal Level 3
                      (DS3)

                  CONDITIONS:

                  Compensation will not be paid, nor revenue credit allows for:
                  o   (*)
                  o   (*)
                  o   (*)
                  o   (*)

         8.       WATS/800 Service

         9.       Two Way WATS

                  --------------------------------------------------------------

                  CONDITION:

                  o Revenue credit is $(*) per line for WATS, 800 Service and Two Way WATS. Compensation percentage is applied against (*).

                  --------------------------------------------------------------

         10.      Analog Private Line

                  --------------------------------------------------------------

                  CONDITIONS:

                  No compensation will be paid, nor revenue credit allows for:

                  o   (*)
                  o   (*)
                  o   (*)

                  --------------------------------------------------------------

         11.      SwitchNet 56 (SN56)


Printed: January 23, 1998                                                     25

                                                                      APPENDIX C

         12.      !NTERACT Internet Services

                  --------------------------------------------------------------

                  CONDITIONS:

                  o   (*)
                  o   Dedicated Access includes:*
                          - 56 Kbps (via Point-to-Point Digital Private Line)
                          - 1.544 Mbps (via Point-to-Point Digital Private Line)
                          - 4, 10 or 16 Mbps over a LAN (via native Ethernet or
                            Token Ring)
                          - Frame Relay in the following six PVC speeds, as well
                            as dial-access:
                                    o     56 Kbps               o    512 Kbps
                                    o     128 Kbps              o    768 Kbps
                                    o     256 Kbps              o    1.544 Kbps
                          - High Speed DS3 Access
                  *NOTE: Represents Internet Services only - Does not include
                         Transport.

         13.      Frame Relay

         14.      Transparent LAN Service (TLS)

                  --------------------------------------------------------------

                  CONDITION:

                  o No compensation will be paid, nor revenue credit allowed for (*) sales.

                  --------------------------------------------------------------

         15.      Select Call Routing


Printed: January 23, 1998                                                     26

                                                                      APPENDIX C

         16.      Single Number Service (SNS)

                  --------------------------------------------------------------

                  CONDITIONS:

                  o The revenue value against which the compensation percentage is applied is comprised of (*)








                  o    Contracts are presently limited to (*).

                  --------------------------------------------------------------

         17.      Command-A-Link (CAL)

         18.      Asynchronous Transfer Mode (ATM)

                  --------------------------------------------------------------

                  CONDITION:

                  o No compensation will be paid, nor revenue credit allowed for (*) sales.

                  --------------------------------------------------------------

         19.      Digital Subscriber Line (xDSL)

                  --------------------------------------------------------------

                  o    No compensation will be paid for (*).

Printed: January 23, 1998                                                     27

                                                                      APPENDIX C

         20.      Universal Access Service (UAS)

                  --------------------------------------------------------------
                  o If a DSS contract in force, compensation will be available based on the (*).

                  --------------------------------------------------------------

C.       OTHER TELECOMMUNICATIONS SERVICES

         1.       Commercial Video

                  --------------------------------------------------------------

                  CONDITION:

                  o No compensation will be paid, nor revenue credit allowed for (*) sales.

                  --------------------------------------------------------------

         2.       Direct Inward Dialing (DID) and Two Way DID

                  --------------------------------------------------------------

                  CONDITIONS:

                  o   (*)
                  o   (*)
                  o   (*)

                  --------------------------------------------------------------

         3.       Digipac


Printed: January 23, 1998                                                     28

                                                                      APPENDIX C

         4.       Digipac Usage

                  --------------------------------------------------------------
                  CONDITIONS:

                  o For Contract Sales only - Usage will not be compensated for (*) sales.
                  o Usage compensation will be paid quarterly, in the month following the end of the quarter.

                  --------------------------------------------------------------

         5.       Network Applications

                  --------------------------------------------------------------

                  CONDITION:

                  o   (*)

                  --------------------------------------------------------------

         6.       Business Voice Messaging Service (BVMS)

                  --------------------------------------------------------------

                  CONDITION:

                  o Contracts are available for sales of (*) Mailboxes or more.

                  --------------------------------------------------------------

         7.       Access2 (PCS)

                  --------------------------------------------------------------

                  o   (*)
                  o The Business 50 Plan is applicable for Agent regardless of the number of phones purchased. All other terms of the Business 50 Plan apply.

Printed: January 23, 1998                                                     29

                                                                      APPENDIX C

D.       SPECIAL PRODUCT CATEGORY

         1.       Basic and Advanced Digital Switched Services Trunks/PRI
                  Channels

                  Compensation will be paid as a percentage of the contract value as follows. (*)

                           Strategic Agent Compensation:               (*)%

                  --------------------------------------------------------------

         CONDITION:

         o Revenue value and compensation includes Basic Trunks and DID Trunks. For DS1 portion, refer to DS1 compensation schedule. Configuration portion of PRI Service will be paid at (*)%.
         o Payment on conversion of Centrex services to Basic or Advanced Trunks will be based upon "net new term" as described on page 18 Appendix C.

                  --------------------------------------------------------------

         2.       800 ServiceLine

                  Compensation will be paid per line as follows:

                           Compensation:    $(*)

                  --------------------------------------------------------------

                  CONDITIONS:

                  o   (*)
                  o   (*)
                  o Revenue credit is $(*) per line in states where the recurring charge is $(*). Revenue credit is $(*) per line in states where the recurring revenue is $(*) per month.

                  --------------------------------------------------------------


Printed: January 23, 1998                                                     30

                                                                      APPENDIX C

         3.       FaxServices

                  Compensation will be paid per line or as a percentage of contract value as listed:

                                                                                      Revenue
                 Product                  Agreement Type           Compensation        Credit
                 -------                  --------------           ------------       -------
                 o   FaxMail plus         Month-to-month               $(*)            $(*)
                                          1 Year Contract              $(*)             (*)

                 o   Broadcast Fax        Month-to-month               $(*)            $(*)
                                          1 Year Contract              $(*)             (*)

                 o   Never Busy Fax       Month-to-month               $(*)            $(*)
                                          1 Year Contract              $(*)             (*)

                 o   Fax Request          Month-to-month               $(*)            $(*)
                                          1 Year Contract              $(*)             (*)


                      Custom Sales

                      Sales of $(*) or more in total contract value are Custom Sales. Design, pricing, and compensation on Custom Sales must be approved utilizing the Individual Case Basis (ICB) application process. Approved sales will be compensated as follows:

                           Contract Value          Compensation          Revenue Credit
                           --------------          ------------          --------------
                             $(*)-$(*)                 (*)%                    (*)
                             $(*)                      (*)%                    (*)


         4.       Training Courses


Printed: January 23, 1998                                                     31

                                                                      APPENDIX D

                            U S WEST AGENT MARKETING

                              1998 STRATEGIC AGENT

                        ANNUAL BUSINESS PLAN & OBJECTIVE

                                TABLE OF CONTENTS


SECTION i.        Strategic Agent Objective

SECTION I.        Business Information

SECTION II.       Financial Summary

                  1.       Major Products and Services other than U S WEST

                  2.       Revenue Projections

SECTION III.      Market Analysis

                  1.       Market Segmentation

                  2.       Target Markets

                  3.       Competition

SECTION IV.                Strategic Agent Business Profile

                  1.       Personnel Profile

                  2.       Management Team

                  3.       Sales & Marketing

                  4.       Technical Expertise

SECTION V.        Strategic Agent Business Plans

                  1.       Strategy and Implementation

                  2.       Investment Plans

SECTION VI.       Organization Charts

--------------------------------------------------------------------------------
SECTION i.        1998 STRATEGIC AGENT OBJECTIVE:



                              1998 Strategic Agent
                                 Business Plan

                                                                        Page D 1

                                                                      APPENDIX D


(Please print or type. If using electronic spreadsheet, shaded areas will be calculated.)

SECTION I.  BUSINESS INFORMATION

             Business Name:
                           --------------------------------------------------------------------------

      Branch Owner/Manager:                 HQ First:                     HQ Last:
                                                     -------------------          -------------------

                HQ Address:
                           --------------------------------------------------------------------------

              HQ Address 2:                                         HQ Suite:
                           ----------------------------------------          ------------------------

                   HQ City:                                   HQ State:            HQ Zip:
                           ----------------------------------          -----------        -----------

                  HQ Phone:                 Area Code:                        Number:
                                                      -----------------------        ----------------

                    HQ FAX:                 Area Code:                        Number:
                                                      -----------------------        ----------------

            E-Mail Address:
                           --------------------------

ADDITIONAL BRANCH OFFICES:  For Additional Offices - Repeat rows or attach additional sheets.

Branch Office #1:

      Branch Owner/Manager:         B1First                                B1 Last:
                                            ------------------------------         -------------------

                B1 Address:
                           ---------------------------------------------------------------------------

              B1 Address 2:                                         B1 Suite:
                           ----------------------------------------          -------------------------

                   B1 City:                              B1 State:                B1 Zip:
                           -----------------------------          ---------------        -------------

                     Phone:         B1 Area Code:                      B1 Number:
                                                 ---------------------           ---------------------

                       FAX:         B1 Area Code:                      B1 Number:
                                                 ---------------------           ---------------------

Branch Office #2:

      Branch Owner/Manager:         B2First                                B2 Last:
                                            ------------------------------         -------------------

                B2 Address:
                           ---------------------------------------------------------------------------

              B2 Address 2:                                         B2 Suite:
                           ----------------------------------------          -------------------------

                   B2 City:                              B2 State:                B2 Zip:
                           -----------------------------          ---------------        -------------

                     Phone:         B2 Area Code:                      B2 Number:
                                                 ---------------------           ---------------------

                       FAX:         B2 Area Code:                      B2 Number:
                                                 ---------------------           ---------------------


                              1998 Strategic Agent
                                  Business Plan

                                                                        Page D 2

                                                                      APPENDIX D



SECTION II.  FINANCIAL SUMMARY

1.       OTHER MAJOR PRODUCTS AND SERVICES

                                                                                                        NATURE OF
                                                                                                      RELATIONSHIP
                                                                                                      (I.E. DIRECT,
                           PROVIDER                                      1998 PRODUCTS                DISTRIBUTION)

1.a.     Other Local Network Service Producers

--------------------------------------------------------------      -----------------------       ----------------------

--------------------------------------------------------------      -----------------------       ----------------------

--------------------------------------------------------------      -----------------------       ----------------------

1.b.     Inter-Lata (LD) Carriers

--------------------------------------------------------------      -----------------------       ----------------------

--------------------------------------------------------------      -----------------------       ----------------------

--------------------------------------------------------------      -----------------------       ----------------------

1.c.     Hardware (CPE) Vendors

--------------------------------------------------------------      -----------------------       ----------------------

--------------------------------------------------------------      -----------------------       ----------------------

--------------------------------------------------------------      -----------------------       ----------------------

1.d.     Other Providers (e.g., PCS, Internet, Calling Cards, Training, etc.)

--------------------------------------------------------------      -----------------------       ----------------------

--------------------------------------------------------------      -----------------------       ----------------------

--------------------------------------------------------------      -----------------------       ----------------------


                              1998 Strategic Agent
                                  Business Plan

                                                                        Page D 3

                                                                      APPENDIX D


2.       Revenue Projections

                                                                                                1998% OF TOTAL
         U S WEST PRODUCTS:                 1997 DOLLARS            1998 PROJECTED                  REVENUE
                                            $        -               $        -                  $        -
-----------------------------------        -------------            -------------               -------------
                                            $        -               $        -                  $        -
-----------------------------------        -------------            -------------               -------------
                                            $        -               $        -                  $        -
-----------------------------------        -------------            -------------               -------------
                                            $        -               $        -                  $        -
-----------------------------------        -------------            -------------               -------------
                                            $        -               $        -                  $        -
-----------------------------------        -------------            -------------               -------------
                                            $        -               $        -                  $        -
-----------------------------------        -------------            -------------               -------------
                                            $        -               $        -                  $        -
-----------------------------------        -------------            -------------               -------------
                                            $        -               $        -                  $        -
-----------------------------------        -------------            -------------               -------------
                                            $        -               $        -                  $        -
-----------------------------------        -------------            -------------               -------------

        OTHER PRODUCTS AND/OR                                                                   1998% OF TOTAL
              SERVICES                      1997 DOLLARS            1998 PROJECTED                  REVENUE
                                            $        -               $        -                  $        -
-----------------------------------        -------------            -------------               -------------
                                            $        -               $        -                  $        -
-----------------------------------        -------------            -------------               -------------
                                            $        -               $        -                  $        -
-----------------------------------        -------------            -------------               -------------
                                            $        -               $        -                  $        -
-----------------------------------        -------------            -------------               -------------
                                            $        -               $        -                  $        -
-----------------------------------        -------------            -------------               -------------
                                            $        -               $        -                  $        -
-----------------------------------        -------------            -------------               -------------
                                            $        -               $        -                  $        -
-----------------------------------        -------------            -------------               -------------
                                            $        -               $        -                  $        -
-----------------------------------        -------------            -------------               -------------
  TOTAL PRODUCT/SERVICE REV.:               $        -               $        -                  $        -
                                           -------------            -------------               -------------
      U S WEST TOTAL REVENUE:               $        -               $        -                  $        -
                                           -------------            -------------               -------------

                              1998 Strategic Agent
                                  Business Plan

                                                                        Page D 4

SECTION III. MARKET ANALYSIS

1.       MARKET SEGMENTATION

Please characterize your customers based on line size:

Size             %         Small    (less than 24 lines/less than 3 locations)
       ---------

                 %        Medium    (24 - 73 line/3 - 6 locations)
       ---------

                 %         Large    (more than 74 lines/more than 6 locations)
       ---------

Please segment your total revenue based on the following:

Data             %
       ---------

Voice            %
       ---------

CPE              %
       ---------

Other            %
       ---------

2.       TARGET MARKETS

                                                           1998                  PLANNED (YEAR)
States covered (specify with 2 letter designation):
                                                     ----------------           -----------------

                                                     ----------------           -----------------

                                                     ----------------           -----------------

                                                     ----------------           -----------------

                                                           1998                  PLANNED (YEAR)
Regional Markets Served (cities, MSA's):
                                                     ----------------           -----------------

                                                     ----------------           -----------------

                                                     ----------------           -----------------

                                                     ----------------           -----------------



                              1998 Strategic Agent
                                  Business Plan

                                                                        Page D 5

                                                                      APPENDIX D

Vertical Markets Served:  (check if applicable)


                                           1998                  PROJECTED (YEAR)        % OF TOTAL BUSINESS

          Financial Services:
                               ---------------------------   --------------------------  ---------------------

                  Healthcare:
                               ---------------------------   --------------------------  ---------------------

                   Education:
                               ---------------------------   --------------------------  ---------------------

      State/Local Government:
                               ---------------------------   --------------------------  ---------------------

          Federal Government:
                               ---------------------------   --------------------------  ---------------------

             Other (specify):
                               ---------------------------   --------------------------  ---------------------


3.  COMPETITION

What companies sell U S WEST competing products within your territory?

Company                               Vendor/Product         Market (Vertical, MSA or city)


---------------------------   ----------------------------   ------------------------------

---------------------------   ----------------------------   ------------------------------

---------------------------   ----------------------------   ------------------------------

---------------------------   ----------------------------   ------------------------------

---------------------------   ----------------------------   ------------------------------

---------------------------   ----------------------------   ------------------------------


                              1998 Strategic Agent
                                  Business Plan

                                                                        Page D 6

                                                                      APPENDIX D


SECTION IV.  STRATEGIC AGENT BUSINESS PROFILE

1.   PERSONNEL PROFILE

                                                              1998                   PROJECTED (YEAR)
# of Sales offices:
                                                     ----------------------       --------------------

# of Sales Representatives:
                                                     ----------------------       --------------------

# of Sales Representatives dedicated to U S WEST:
                                                     ----------------------       --------------------

# of Technical Support/Engineers:
                                                     ----------------------       --------------------

# of Tech. Support/Engineers dedicated to U S WEST:
                                                     ----------------------       --------------------

# of Administrative support:
                                                     ----------------------       --------------------

# of U S WEST Project Managers:
                                                     ----------------------       --------------------

# of Executive Staff:
                                                     ----------------------       --------------------


2.   MANAGEMENT TEAM

Include Roles, Responsibilities, Background, etc. per Executive:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3.   SALES

Describe level of sales experience and training among your inside and outside sales staff:

Title/position               Years of sales experience        Sales Training courses in last five years


--------------------------   --------------------------       --------------------------------------------

--------------------------   --------------------------       --------------------------------------------

--------------------------   --------------------------       --------------------------------------------

--------------------------   --------------------------       --------------------------------------------

--------------------------   --------------------------       --------------------------------------------

--------------------------   --------------------------       --------------------------------------------

                              1998 Strategic Agent
                                  Business Plan

                                                                        Page D 7

                                                                      APPENDIX D





4.   TECHNICAL EXPERTISE

Personnel with certifications on CPE and/or network products:

Title/Position              Vendor/Product                    Certification Level             Valid Dates

--------------------------  --------------------------        -----------------------------   --------------

--------------------------  --------------------------        -----------------------------   --------------

--------------------------  --------------------------        -----------------------------   --------------

--------------------------  --------------------------        -----------------------------   --------------

SECTION V.  STRATEGIC AGENT BUSINESS PLANS

1.   STRATEGY AND IMPLEMENTATION

1. a. Suggestions to USWC Strategic Agent Marketing to assist you in overcoming U S WEST Competition within your market:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

1. b.    Describe acquisition strategy (if applicable):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                              1998 Strategic Agent
                                  Business Plan

                                                                        Page D 8

1. c.    Describe 1998 Growth Plans:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


1. d. Additional information which would be useful in helping U S WEST accurately plan for 1998 Strategic Agent support.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                              1998 Strategic Agent
                                  Business Plan

                                                                        Page D 9

2.   INVESTMENT PLANS

2. a.    Describe training and Marketing Communications plans:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


2. b.    Plans for new facilities (buildings, demo equipment, etc.):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2. c Plans for new capabilities (e.g., Managed Data Services (MDS), maintenance contracts, cable & wiring, etc.):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                              1998 Strategic Agent
                                  Business Plan

                                                                       Page D 10

                                                                      APPENDIX D

SECTION VI.  ORGANIZATION CHARTS


(Please attach current Executive Staff and Branch Organization Charts.)















                              1998 Strategic Agent
                                 Business Plan

                                                                       Page D 11

                                                                      APPENDIX E


PERFORMANCE STANDARDS - STRATEGIC AGENT/AGENT MARKETING (AM)

I.       STRATEGIC AGENT RESPONSIBILITIES

         1.       SALES OBJECTIVE REVENUE ATTAINMENT
                  a) By EOY, installed sales revenue equals or exceeds sales objective.
                  b) Agent shall develop abeyance system/tracking mechanism to efficiently manage repeat renewal business opportunities (i.e., contract renewals, planned conversions, etc.)

         2.       ADVERTISING SUPPORT PROGRAM PARTICIPATION
                  a) If participating, Agent shall be timely in responding to advertising support requests, i.e., due dates for directory closes, etc.
                  b) Agent shall insure all advertisements referencing U S WEST "STRATEGIC AGENT" relationship meet current U S WEST standards for trademark use. All use of U S WEST logo must be pre-approved.
                  c) Agent shall deliver and receive approval of its marketing/advertising plan prior to release of available co-marketing and co-advertising funds outlined in Appendix F.

         3.       U S WEST PRODUCT/SERVICES TRAINING PARTICIPATION
                  a) Agent agrees to develop and implement a training plan identifying appropriate sales and project management personnel to complete within a mutually agreed upon time frame.
                  b) Once initial Agent training has been fulfilled by U S West, ongoing training requirements due to new hires or turnover is the responsibility of the Agent.
                  c) Agent will keep resources up to date and maintain an accessible area for USWC provided training materials, brochures and other resource materials.

         4.       RESPONDING TO U S WEST REFERRALS
                  a) Clients will be contacted within 24 hours of the referral unless otherwise requested by the customer.
                  b)       U S WEST products/services must be recommended.
                  c) Follow-up data reported to AM within 48 hours of receipt.
                  d) All referral guidelines to be shared with Agent sales personnel.
                  e) Agent must identify themselves as U S WEST Strategic Agent when responding to U S WEST sales referrals.

Printed:  January 23, 1998                                                    32

                                                                      APPENDIX E

         5. PAYMENT REQUIREMENT-IN ORDER TO PROCESS THE INITIAL PAYMENT FOR SALES THE FOLLOWING INFORMATION MUST BE PROVIDED.
                  a)       Payment Plan Form (PPF)
                  b)       Sold account package
                  c)       Relevant contracts

         6.       AM, USWC AND STRATEGIC AGENT RESOURCE UTILIZATION
                  a) Agent will adhere to the responsibility and role definitions related to resource utilization as outlined in the Strategic Agent Sales Agreement. Agent will have designated employee to perform project management activities as described below:
                  b)       Pre-sale:
                           - Pricing: Agent will do pricing on USWC services for
                             which they have been trained and/or given the tools, i.e., AQCB, to do said pricing.
                           - Design: Once trained, Agent will do USWC network
                             design work.
                           - Contract preparation: Agent will prepare all
                             appropriate U S WEST contracts available through AQCB. All other contracts will come through AM.
                           - Customer records: Agent must have a valid Letter of
                             agency (LOA) to obtain specific USWC account information (Customer Proprietary Network Information or CPNI) via the local Agent Vendor Service Center (AVS), the Agent Marketing Web Site or AM as appropriate.
                  c)       Post-sale:
                           - Agent salesperson or project manager will pass
                             simple orders directly to the AVS. (For a current project description, consult your local AM/AVS product responsibility matrix.)
                           - For customer sales that are considered projects,
                             the Sold Account Package will be passed to AM by the Agent's Project Manager.
                           - Billing: Agent personnel are responsible for
                             initial billing explanations and any questions related to their USWC sale.
                           - Training: Agent is responsible for customer
                             training on USWC services.
                           - Credit information: On new USWC accounts, or
                             accounts requiring credit updating, the Agent shall obtain required credit information from the customer and, if necessary, a deposit or other acceptable substitute.
                           - Repair: Agent will work with the appropriate USWC
                             repair organization on behalf of their customers, to resolve network repair issues.
                           - Installation: Agent is responsible for management
                             of services implementation.

Printed:  January 23, 1998                                                    33

                                                                      APPENDIX E

         7.       PARTICIPATION IN THE AM/AGENT PERFORMANCE REVIEWS
                  a) When performance is identified as below standard in defined areas, the Agent and AM will jointly develop an action plan to bring performance up to standard.

         8.       COMMUNICATIONS
                  a) Agent will inform AM of any organizational changes within their company that affect the Agent relationship, i.e., changes in:
                           - personnel
                           - product line
                           - ownership
                           - agency compensation policies
                           - business plan

         9.       PAYMENT VERIFICATION
                  a) Agent is responsible for verification of accuracy of AM payments (i.e., AACATS, Performance Bonus, etc.) If inaccuracies are found, Agent is responsible for communicating same to AM.

II.      AGENT MARKETING RESPONSIBILITIES

         1.       USWC PRODUCT/SERVICE TRAINING
                  a)       AM will provide training to Agent personnel.
                  b) AM will provide Agent with updates on products, pricing or USWC policy changes on an as-needed basis.
                  c) AM will offer advanced training on emerging technologies.

         2.       AGENT SALES COMPENSATION PROCESSING
                  a) AM will process all completed PPF's received by the local AM office by locally specified date of the month, in that month's business. Should there be required variance in that cut-off date (e.g., at year end), AM will communicate the date change in a timely manner. If the PPF is received after the specified cutoff date, AM will process the PPF in the next month's business. If a PPF is received by AM that is inaccurate or incomplete, it will be returned to the Agent. Upon correction and resubmittal, AM will process the PPF, under the normal time guidelines.
                  b) AM is responsible for providing a monthly AACATS report to the Agent identifying their current month and YTD results, including specific PPF data on current month sales and pending PPF's.

         3.       USWC/AM RESOURCE MATERIALS
                  a) AM will make available to the Agent, resource materials and updates for USWC products/services represented by the Agent.

Printed:  January 23, 1998                                                    34

                                                                      APPENDIX E




         4.       USWC REFERRALS
                  a) AM agrees to distribute USWC referrals in a fair and equitable manner consistent with Agent USWC product focus, geographic scope and any known prior customer relationships.

         5.       PROPRIETARY INFORMATION HANDLING
                  a) AM will treat the Agent's sales plan, client or personnel information as proprietary information.

         6.       AM REPRESENTATIVE AVAILABILITY
                  a) AM will provide appropriate support to the Agent's sales efforts. AM personnel shall negotiate with the Agent if they request special AM support in such areas as joint calls, sales meeting attendance, pre-sale support and custom training.

Printed:  January 23, 1998                                                    35

                                                                      APPENDIX F

                        MARKET DEVELOPMENT PROGRAM (MDP)

USWC will provide co-marketing and co-advertising funds to the Agent. Funds are provided on the basis of prior year contract revenue for USWC network products and services. Determination of funded amounts are based on schedule shown below. Funding amounts will be adjusted on an annual basis. Semi-annual funding expire on June 30 and Dec. 31 of current year.

Use of this funds are to be approved by Agent Marketing, as a representative of U S WEST, prior to receipt of funds. Agent must provide in writing purpose of funds; identifying the period over which funds will be used, communications media used by funds, plan for tracking success of campaign(s), and other information that would be useful in determining value of MDP funding approval should be included in written statement.

    Promotion Basis              Promotion Level         Promotion Expiration
    ---------------              ---------------         --------------------
    Compensation based on              0.2%               Compensation funds
    previous 12 months                                    are available on a
    contract revenue on                                   semi-annual basis.
    products and services                                 Compensation level
    sold.                                                 for the next year will
                                                          be determined by
                                                          Jan. 31.

Printed:  January 23, 1998                                                    36

                                                                      APPENDIX G

                                 TRIAL PROGRAMS

USWC is constantly developing new applications for emerging and existing technologies and targeting sales efforts to particular geographies. Many of these new applications or market entry initiatives are concepts which require concept testing or trials. Agents participate in trials under addendum to this contract and based on requirements below.

           o Participation in any trial is determined by joint agreement between USWC and selected Agent.

           o   Selection for trial participation is at the discretion of USWC.

           o Compensation for participation in trial programs will be at the discretion of USWC.


Printed: January 23, 1998                                                     37

DATE:     March 24, 1999
TO:       U S WEST Strategic Agents
FROM:     Dennis Hruska, Sr. Director
RE:       Notice effecting Compensation Schedule Changes

As outlined below, U S WEST is revising the compensation schedule described in your 1998-2000 Sales Agency Agreement.

U S WEST is modifying the payout percentages for contracts submitted where the installation occurs within six (6) months after the date of sale. Today your contract reads: "For sale of service to be installed within six (6) months after date of sale, initial compensation of thirty-five percent (35%) shall be earned as of the date of sale and receipt of sold account package. Remaining compensation of sixty-five percent (65%) shall be earned upon receipt and acknowledgment of an updated customer record. . . . . In all cases, remaining compensation amounts shall be paid on the basis on the installation of service until USWC has upgraded its customer service records systems. . . ."

U S WEST is changing these terms. For sale of service to be installed within six
(6) months after the date of sale, initial compensation of fifty-five percent (55%) shall be earned as of the date of sale and receipt of sold account package. Remaining compensation of forty-five percent (45%) shall be earned upon receipt and acknowledgment of an updated customer record. In all cases, remaining compensation amounts shall be paid on the basis on the installation of service until USWC has upgraded its customer service records systems.

These changes are effective immediately and are reflected in the compensation paid for the period ending March 25.

This notice does not impact compensation schedules for either sales to be installed within seven to twelve months or sales to be installed more than twelve months from date of sale.

We recognize the burden that this swift change places on your accounting systems but we felt that the ninety-day notification period would cause a greater burden on your business. If you have concerns about this change I will be very happy to discuss your situation.

Notice Effecting Compensation Schedule Changes                       Page 1 of 2

Notwithstanding the 90-day provision of Section III in the Strategic Agent agreement dated January 23, 1998, this change is effective immediately.

Your signature below acknowledges concurrence with this notification.

         With Concurrence:

                                                          ICM
                                             ------------------------------
                                                       Agency Name

                                                   Dennis Schillinger
                                             ------------------------------
                                                Authorized Representative

                                                     March 29, 1999
                                             ------------------------------
                                                          Date

                                                 /s/ Dennis Schillinger
                                             ------------------------------
                                                    Signature (Concur)

Please sign, copy and return the original to:

         Linda Ensign
         U S WEST Agent Marketing Operations
         7800 E. Orchard Road, Suite 390
         Englewood, CO  80111


Notice Effecting Compensation Schedule Changes                       Page 2 of 2